SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

Bob Evans Farms, Inc.
(Name of Registrants as Specified In Its Charter)

Post Holdings, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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On December 5, 2017, Post Holdings, Inc. (“Post”) and Bob Evans Farms, Inc. (“Bob Evans”) issued a press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to Post’s previously announced proposed acquisition of Bob Evans expired on December 4, 2017.

Post Holdings and Bob Evans Farms Announce Expiration of HSR Waiting

Period in Connection with Proposed Acquisition of Bob Evans Farms

St. Louis, Missouri and New Albany, OH—December 5, 2017 - Post Holdings, Inc. (NYSE:POST) (“Post”) and Bob Evans Farms, Inc. (NASDAQ:BOBE) (“Bob Evans”) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to Post’s previously announced proposed acquisition of Bob Evans expired on Monday, December 4, 2017. The expiration of the waiting period satisfies one of the closing conditions of the transaction.

The transaction is now expected to be completed in January 2018, subject to customary closing conditions and approval of Bob Evans’s stockholders. Upon the completion of the proposed acquisition, Bob Evans common stock will no longer be publicly traded and will be delisted from the Nasdaq Global Select Market. A special meeting of stockholders of Bob Evans will be held on January 9, 2018.

Forward-Looking Statements

Certain matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Post and are subject to uncertainty and changes in circumstances. These forward-looking statements include statements regarding the expected timing of the completion of the transaction. There is no assurance that the acquisition of Bob Evans will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein, including risks relating to the ability and timing to obtain the approval of Bob Evans’s stockholders and to satisfy other closing conditions to the merger agreement related to the proposed transaction, the occurrence of any event, change or other circumstance that could delay the closing of the transaction, and other risks and uncertainties described in Post’s and Bob Evans’s filings with the Securities and Exchange Commission.

Additional Information and Where to Find It

In connection with the proposed merger, a definitive proxy statement on Schedule 14A has been filed by Bob Evans with the Securities and Exchange Commission (the “SEC”) and mailed to Bob Evans stockholders. BOB EVANS STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents at the Bob Evans website, www.bobevansgrocery.com, under the heading “Investors.”

Participants in the Solicitation

Bob Evans, Post and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Bob Evans in connection with the proposed merger. Information regarding Post’s directors and executive officers is included in Post’s Annual Report on Form 10-K for the year ended September 30, 2017, filed with the SEC on November 17, 2017, and the preliminary proxy statement for Post’s 2018 Annual Meeting of Shareholders, filed with the SEC on November 20, 2017. Information regarding Bob Evans’s directors and executive officers is included in the Bob Evans Annual Report on Form 10-K for the fiscal year ended April 28, 2017, filed with the SEC on June 15, 2017, and the proxy statement for Bob Evans’s 2017 Annual Meeting of Stockholders, filed with the SEC on July 14, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger is included in the definitive proxy statement that has been filed with the SEC and any other relevant materials filed with the SEC as they become available.

About Post Holdings, Inc.

Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, foodservice, food ingredient, private label, refrigerated and active nutrition food categories. Through its Post Consumer Brands business, Post is a leader in the North American ready-to-eat cereal category and offers a broad portfolio that includes recognized brands such as Honey Bunches of Oats®, Pebbles™, Great Grains® and Malt-O-Meal® bag cereal as well as granola and hot wheat products. Post is also a leader in the United Kingdom ready-to-eat cereal category with Weetabix® and Alpen®. Post’s Michael Foods Group supplies value-added egg products, refrigerated potato products, cheese and other dairy case products and dry pasta products to the foodservice, food ingredient and private label retail channels and markets retail brands including All Whites®, Better’n Eggs®, Simply Potatoes® and Crystal Farms®. Post’s Active Nutrition platform aids consumers in adopting healthier lifestyles through brands such as Premier Protein®, PowerBar® and Dymatize®. Post’s Private Brands Group manufactures private label peanut butter and other nut butters, dried fruits and baking and snacking nuts. For more information, visit www.postholdings.com.

About Bob Evans Farms, Inc.

Bob Evans Farms, Inc. is a leading producer and distributor of refrigerated potato, pasta and vegetable-based side dishes, pork sausage, and a variety of refrigerated and frozen convenience food items under the Bob Evans and Owens brand names. For more information about Bob Evans Farms, Inc., visit www.bobevansgrocery.com.

BOBE-G

Post Investor Relations Contact:

Brad Harper

(314) 644-7626

brad.harper@postholdings.com

Bob Evans Investor Relations Contact:

Scott Van Winkle

(617) 956-6736

scott.vanwinkle@icrinc.com

Bob Evans Media Relations Contact:

Elizabeth Sedlock

(636) 699-9554

esedlock@sedlockpartners.com